DUPLICATE

BRITISH COLUMBIA

Number: BC0763619

CERTIFICATE
OF
INCORPORATION

BUSINESS CORPORATIONS ACT

I Hereby Certify that GOLDEN PREDATOR MINES INC. was incorporated under the Business Corporations Act on July 17, 2006 at 11:01 AM Pacific Time.

Issued under my hand at Victoria, British Columbia
On July 17, 2006

RON TOWNSHEND
Registrar of Companies
Province of British Columbia
Canada

BRITISH COLUMBIA
The Best Place on Earth

Number: BC0763619

CERTIFICATE
OF
CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that GOLDEN PREDATOR MINES INC. changed its name to EMC METALS CORP. on March 6, 2009 at 02:30 PM Pacific Time.

Issued under my hand at Victoria, British Columbia
On March 6, 2009

RON TOWNSHEND
Registrar of Companies
Province of British Columbia
Canada

BRITISH COLUMBIA
The Best Place on Earth

Ministry of Finance
BC Registry Services

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

RON TOWNSHEND
August 10, 2010

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: August 10, 2010 10:35 AM Pacific Time

Incorporation Number: **BC0763619**

Recognition Date and Time: *Incorporated on July 17, 2006 11:01 AM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

EMC METALS CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
1100
888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4
CANADA

Delivery Address:
1100
888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1100
888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4
CANADA

Delivery Address:
1100
888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Duyvesteyn, Willem P.C.

Mailing Address:
2200 DEL MONTE LANE
RENO NV 89511
UNITED STATES

Delivery Address:
2200 DEL MONTE LANE
RENO NV 89511
UNITED STATES

Last Name, First Name, Middle Name:
Wolfus, Daniel

Mailing Address:
10350 WILSHIRE
UNIT 1604
LOS ANGELES CA 90024
UNITED STATES

Delivery Address:
1100
888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4
CANADA

Last Name, First Name, Middle Name:
Harris, William B.

Mailing Address:
188 E. 78TH STREET
NEW YORK NY 10021
UNITED STATES

Delivery Address:
1100
888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4
CANADA

Last Name, First Name, Middle Name:
Putnam, George F.

Mailing Address:
42 TAM O'SHANTER ROAD
ALAMO CA 94507
UNITED STATES

Delivery Address:
SUITE 1100
888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4
CANADA

Last Name, First Name, Middle Name:
Davies, Barry

Mailing Address:
35D STAR SKY, THE CULLINAN
1 AUSTIN ROAD WEST
KOWLOON
HONG KONG

Delivery Address:
SUITE 1100
888 DUNSMUIR STREET
VANCOUVER BC V6C 3K4
CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached